Financial Instruments - Schedule of Lines of Credit are Obtained by the Company and One Part of them has been Used for Some of the Subsidiaries (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Schedule of Lines of Credit are Obtained by the Company and One Part of them has been Used for Some of the Subsidiaries[Abstract]
Bank loans credit lines	$ 300,000	$ 300,000
Draw balances	(191,696)	(216,927)
Undrawn balances	$ 108,304	$ 83,073